Exhibit 10.121

AMENDMENT TO LINE OF CREDIT AGREEMENT

This AMENDMENT TO LINE OF CREDIT AGREEMENT, dated as of March 23, 2007 (this “Agreement”) amends that certain Line of Credit Agreement dated as of January 27, 2006, by and among THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation (the “Borrower”), DALLAS S&W LP, a Texas limited partnership (the “Guarantor”), and MORGAN STANLEY COMMERCIAL FINANCIAL SERVICES, INC. (formerly known as Morgan Stanley Dean Witter Commercial Financial Services, Inc.), a Delaware corporation (the “Lender”)

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantor and the Lender have entered into that certain Line of Credit Agreement dated as of January 27, 2006 (the “Loan Agreement”) (Capitalized terms not defined herein are used herein as defined in the Loan Agreement.)

WHEREAS, the Borrower and the Guarantor have requested that the Lender consent to the sale of the property located at 18438 North Dallas Parkway, Dallas, Texas 75287 (“Trust Property”) owned by the Guarantor, and that the Lender (i) release the Guarantor from its obligations under the Guaranty, the Loan Agreement and the other Loan Documents and (ii) release the Deed of Trust  from the Trust Property;

WHEREAS, no Advance has been made under the Loan Agreement and there is no outstanding principal balance under the Loan Agreement or the Note as of this date; and

WHEREAS, subject to the terms and conditions of this Agreement, the Lender is willing to permit the sale of the Trust Property and to release the Guarantor from the Guaranty, the Loan Agreement and the other Loan Documents and the Lender’s interest in the Trust Property.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, the parties hereto agree as follows:

1.               Advances; Replacement Collateral.  It shall be a condition to any Advance under the Loan Agreement that the Borrower shall have granted the Lender additional collateral in place of the Trust Property in form and having a value acceptable to the Lender in its sole discretion.  The Lender’s interest in such collateral shall be granted pursuant to an agreement or agreements, and such other documentation as shall be acceptable to the Lender in its sole discretion.

2.               Release of Guarantor.   Effective on the date on which all of conditions set forth in paragraph 3 below have occurred, the Lender releases the Guarantor as a Loan Party under the Loan Agreement and terminates the Guaranty.  Notwithstanding the foregoing, the Environmental Guaranty shall survive the release of the Deed of Trust, and by signing this Agreement where indicated below, the Guarantor confirms that the terms and provisions of the Environmental Guaranty shall survive the release of the Deed of Trust and shall remain in full force and effect.

3.               Conditions.  This Agreement shall not be effective until the Lender shall have received counterparts of this Agreement duly executed by the Borrower, plus all reasonable fees and expenses of the Lender, including, without limitation, the reasonable legal fees and expenses incurred by the Lender in connection with the preparation, negotiation, execution and delivery and review of this Agreement.

4.               Full Force and Effect.  Except as expressly modified by this Agreement, all of the terms and conditions of the Loan Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof.  This Agreement is limited as written and shall not be deemed (a) to be an amendment of or a consent under or waiver of any other term or condition of the Loan Agreement, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Loan Agreement or the other Loan Documents.

IN WITNESS WHEREOF, the Lender, the Borrower and the Guarantor have executed this Agreement as of the day and year first above written.

THE SMITH & WOLLENSKY RESTAURANT GROUP INC.

By:	/s/ EUGENE ZURIFF
Name:
Title: President

STATE OF NEW YORK	)
ss.:
COUNTY OF NEW YORK	)

On the 27th day of March in the year 2007 before me, the undersigned, a Notary Public in and for said State, personally appeared Eugene Zuriff, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ MARIA A. CHANG
Notary Public

DALLAS S&W, L.P.
By: S&W of Dallas LLC, general partner

By: The Smith and Wollensky Restaurant Group, Inc., Sole Member

By:	/s/ EUGENE ZURIFF
Name:
Title:

STATE OF NEW YORK	)
ss.:
COUNTY OF NEW YORK	)

On the 27th day of March in the year 2007 before me, the undersigned, a Notary Public in and for said State, personally appeared Eugene Zuriff, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ MARIA A. CHANG
Notary Public

MORGAN STANLEY COMMERCIAL
FINANCIAL SERVICES, INC.

By:	/s/ BRIAN TWOMEY
Name: Brian Twomey
Title: Vice President